--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            APPRECIATION FUND INC.
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]
  HERSH COHEN, PORTFOLIO
 MANAGER

[PHOTO]
 SCOTT K. GLASSER, PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Annual Report . December 31, 2001

 SMITH BARNEY
 APPRECIATION FUND INC.

      HERSH COHEN

      Hersh Cohen has more than 32 years of securities business experience.

      Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

      SCOTT K. GLASSER

      Scott Glasser has more than nine years of securities business experience and has been working with the Fund since 1995.

      Education: BA from Middlebury College; MBA in Finance from Pennsylvania State University

      FUND OBJECTIVE

      The Fund seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

      FUND FACTS

      FUND INCEPTION
      --------------------------------
      March 10, 1970

SYMBOLS             CLASS A CLASS B CLASS L
-------------------------------------------
NASDAQ               SHAPX   SAPBX   SAPCX
-------------------------------------------
INCEPTION           3/10/70 11/6/92 2/4/93
-------------------------------------------


Average Annual Total Returns as of December 31, 2001*


                 Without Sales Charges/(1)/
                 Class A  Class B  Class L
-------------------------------------------
One-Year          (3.44)%  (4.20)%  (4.20)%
-------------------------------------------
Five-Year         11.23    10.35    10.35
-------------------------------------------
Ten-Year          11.59      N/A      N/A
-------------------------------------------
Since Inception+  11.95    11.52    11.08
-------------------------------------------

                  With Sales Charges/(2)/
                 Class A  Class B  Class L
-------------------------------------------
One-Year          (8.29)%  (8.89)%  (6.11)%
-------------------------------------------
Five-Year         10.09    10.22    10.13
-------------------------------------------
Ten-Year          11.02      N/A      N/A
-------------------------------------------
Since Inception+  11.77    11.52    10.96
-------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

    * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    + Inception dates for Class A, B and L shares are March 10, 1970,
      November 6, 1992 and February 4, 1993, respectively.

What's Inside

Your Investment in the Smith Barney
  Appreciation Fund Inc..................................................  1
Letter to Our Shareholders...............................................  2
Fund at a Glance.........................................................  5
Historical Performance...................................................  6
Growth of $10,000........................................................  9
Schedule of Investments.................................................. 10
Statement of Assets and Liabilities...................................... 14
Statement of Operations.................................................. 15
Statements of Changes in Net Assets...................................... 16
Notes to Financial Statements............................................ 17
Financial Highlights..................................................... 21
Tax Information.......................................................... 25
Independent Auditors' Report............................................. 26
Additional Information................................................... 27



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                      YOUR INVESTMENT IN THE SMITH BARNEY
                            APPRECIATION FUND INC.

A Proven and Prudent Approach to Growth Investing

Guided by Wall Street veteran Harry "Hersh" Cohen and recently appointed co-manager Scott K. Glasser, the Appreciation Fund is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

[GRAPHIC] Timely Investment Opportunities
          The classic approach to growth practiced by Hersh and Scott potentially allows them to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.
[GRAPHIC] A Prudent Strategy
          Hersh and Scott carefully look at companies with relatively low price-to-earnings ("P/E") ratios/1/ and strong earnings growth forecasts. They know that to make money, you have to invest it, not chase it.
[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites thedistinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you have access to blue-chip management delivered professionally. Weare proud to offer you, the serious investor, a variety of managed solutions.



          [GRAPHIC]

                    .    Experience, insight, judgement

                    .    Search for undervalued assets,
                         committed management, strong
                         balance sheets, industry leaders

                    .    Stock-by-stock evaluation

                    .    Theme-based investigation of opportunities

         1 The P/E ratio is the price of a stock divided by its earnings per share.



  1 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update
For the year ended December 31, 2001, the Fund's Class A shares, without sales charges, returned negative 3.44%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned a negative 11.88% for the same period. Past performance is not indicative of future results.

To no one's regret, 2001 is behind us. For the second consecutive year, the major U.S. indices experienced significant declines with the S&P 500 down 11.88% and the Nasdaq Composite Index ("Nasdaq")/2/ down 21.05%. Although the Fund suffered a loss of 3.44% for the year, it was a difficult year to completely avoid all losses. We always have believed in, and worked hard to achieve, capital preservation during difficult times. The math of avoiding major losses is compelling in reaching long-term financial goals. When losses are small during down markets, the need to push harder for "make-up" performance is diminished. As evidence of the validity of our approach, we were among the 6% of all equity funds named a Lipper Leader in two categories/3/; Preservation and Consistent Return./4/ Additionally, for the year 2001, the Fund (Class A) ranked 11th out of 720 funds in the Lipper Large-Cap Core Funds category./5/

Market Overview

Before discussing the outlook for the year ahead, we are doing something a bit different. Immediately after the World Trade Center and Pentagon attacks, we were asked by our firm to try to make sense of the investment implications. A series of conference calls ensued and we also wrote a brief synopsis of our views, but out of concern over trivializing the events of September 11th, we chose not to send these brief paragraphs to clients. We feel that the following comments, written on September 14th, are still applicable:

    The nation has suffered a tragic set of events that will have far-reaching effects on the way we live. For all of us who worked in the epicenter of the tragedy, it is especially poignant. While it is difficult to think about the financial markets immediately in the aftermath, we have several observations to share.

    First, the financial strength of the United States should not be underestimated. The resilience of our people and industries has been demonstrated time and again. We feel confident that the initial burst of patriotic togetherness apparent over the past days will continue, as it has after prior national tragedies.


--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
3Source: Lipper, Inc. Calculation based on all equity fund share classes ranked by Lipper.
4Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers. Lipper Leader for Preservation ratings reflect the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Fund was rated among 504 Large-Cap Core funds for Consistent Return and among 5449 Equity funds for Preservation, for the month of December 2001. Twenty percent of funds analyzed in each rating category are named Lipper Leaders. The ratings are subject to change every month. Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters, All Rights Reserved.
5Past performance is not indicative of future results. Rankings in the Lipper
 Large-Cap Core Funds category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of December 31, 2001. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include sales charges. The Fund's Class A shares were ranked 11 out of 720, 44 out of 329, and 43 out of 102 for the 1, 5, and 10-year periods, respectively. The Fund's Class B shares were ranked 19 out of 720, 91 out of 329, and N/A for the 1, 5, and 10-year periods, respectively. The Fund's Class L shares were ranked 18 out of 720, 91 out of 329, and N/A for the 1, 5, and 10-year periods, respectively. Because of market volatility, returns cited may be higher or lower than current returns. Return and principal value may vary, and shares may be worth more or less at redemption than at purchase.


  2 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

    Second, while the psychological impact could exacerbate the unfolding consumer slowdown, there will be compensating factors that will not only mitigate the downturn, but also possibly provide an important economic stimulus. For example, the Federal Reserve, along with central bankers from other countries, has already started to inject massive amounts of liquidity into the banking system. We also expect that the Federal Reserve will continue to lower short-term interest rates. Additionally, a much-needed fiscal stimulus will come from huge government spending to repair infrastructure and bolster consumer confidence.

    Finally, while history does not provide a perfect guide, it is worth noting that like other market manias this century, the technology mania ended with a crash. The ensuing rally in April and May was almost precisely what followed prior crashes, and the decline since then is similar to what happened in 1962, 1970, 1974, and 1987. Those bear markets ended in one of two ways. Either a precipitating incident caused a steep decline followed by a reversal, or the markets' selling pressures tended to dry up. Obviously, one cannot predict a terrible event, such as the Cuban Missile Crisis, or the recent concerted domestic terrorist attacks. However, coming as it does after a protracted market slump, it is not unreasonable to postulate a market bottom as the coalescence of fiscal and monetary stimulus, coupled with a national determination to bridge political differences, creates a climate of hope.

Three and a half months later, we would go one step further, and propose that the market bottom made on September 21st will prove to be a benchmark low, comparable to the bottoms made in the years mentioned above.

From our mid-year letter, you might recall that we felt that the technology stock mania had been largely washed out by the yearlong series of declines that culminated in a selling climax in March 2001. The rally into May, and the ensuing downward drift through the summer, was consistent with the idea of a bear market bottom. By the end of August, we felt that the antecedent conditions were in place for the completion of an important low. Sentiment regarding stocks was becoming more pessimistic--an important reversal of two years earlier, when wild optimism offered signals of a market top. Our belief was that the market needed only a few more weeks to finish its test of the March lows. It seemed as if the bear market would end with a whimper. However, following the tragic events of September 11th, an analogy to the Cuban Missile Crisis seemed more appropriate. The fear factor skyrocketed, selling pressures cascaded through the market, and Wall Street took its worst weekly hit since The Great Depression. Still, by September 24th, despite the palpable fear, prices had gone only 10% below the lows of March. That, in our opinion, marked the end of the bear market of 2000-2001.

Portfolio Update
During the year, the Fund's decision to underweight the technology sector, based on our expectation that profits would continue to erode and our belief that the excesses were still unwinding, helped performance on a relative basis. Ironically, two technology stocks, Microsoft Corp. and First Data Corp., were the Fund's largest positive contributors to performance. We added to these positions early in the year, believing that negative concerns were already reflected in the stock valuations and would likely ameliorate as the year progressed. Although we remain underweight in the technology sector, we are looking to add to our holdings as valuations become more rational and expectations for growth become more realistic. In the aftermath of September 11th, we purchased a small package of beaten down technology stocks.

Our biggest disappointment in 2001 was the performance of some of our holdings in the pharmaceutical sector. Despite modest expectations for the year, large holdings such as Merck and Co., Inc. and Bristol-Myers Squibb Co. continued to reduce profit projections as the pressure of near-term patent expirations, in the absence of major new products, was too big to overcome. Going forward, we believe that expectations have been reset, new products will be forthcoming, and that attractive valuations coupled with solid dividends will once again start to attract investor interest in 2002.

In our opinion, the insurance sector may provide attractive returns in the year ahead. Rapidly rising insurance rates can cause profits to rebound significantly over the next two years for the blue chip insurance companies. Our major insurance holdings include Berkshire Hathaway Inc., American International Group, Inc., Chubb Corp. and the St. Paul Cos., Inc.



  3 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

Finally, we should mention our preference for industrial stocks, where we believe operating leverage, aided by enormous cost cutting and productivity improvements, should lead to positive surprises as the economy gains traction over the next few years. Our favorite stock is Minnesota Mining & Manufacturing Co. (3M), where we feel new management has energized the company and has positioned it for accelerated growth.

Market Outlook
Looking forward, in our opinion, it does not seem unreasonable to think of a market that can move in line with earnings increases over the next several years. When, not if, the economy responds to the huge fiscal and monetary stimuli, we believe earnings surprises are more likely to be to the upside, considering how drastically many companies have cut costs.

We continue to believe, as we have for several years, that inflation is not an issue. Therefore, interest rates should behave decently. One could make the case that deflation represents a greater risk than inflation, as price cuts become endemic. Stocks cannot be expected to repeat the outsized returns of the late 1990s, when price-earnings ratios were driven higher by a new legion of speculators. We believe stocks should continue to perform as they have done historically--better than fixed income investments over the long term.

If we are correct that the mania was washed out in March and a major bottom was reached in September, we believe that periods of market weakness should be viewed as opportunities to employ capital.

The last two years saw major damage to the market indexes, with Nasdaq falling 70% from its high, and the S&P 500 declining by more than a third from top to bottom, and many people suffered huge losses. We have always believed in managing money for wealth protection as well as wealth creation, and while no one is thrilled about investment results during this bear market, we feel good about having kept assets generally intact.

We are grateful for your continued confidence and our ongoing relationship.

  Sincerely,

  /s/ Heath B. McLendon                 /s/ Harry "Hersh" D. Cohen

  Heath B. McLendon                     Harry "Hersh" D. Cohen
  Chairman                              Vice President and Investment Officer

  /s/ Scott K. Glasser

  Scott K. Glasser
  Vice President and Investment Officer

  January 25, 2002

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001, and is subject to change.


  4 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

          SMITH BARNEY APPRECIATION FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. Berkshire Hathaway Inc., Class A Shares................ 6.9%
 2. General Electric Corp.................................. 3.4
 3. Microsoft Corp......................................... 3.1
 4. Exxon Mobil Corp....................................... 2.9
 5. American International Group, Inc...................... 2.6
 6. Chevron Texaco Corp.................................... 2.5
 7. Pfizer Inc............................................. 2.3
 8. Chubb Corp............................................. 2.1
 9. International Business Machines Corp................... 2.0
10. Kimberly-Clark Corp.................................... 1.9


                          INDUSTRY DIVERSIFICATION*+


                    [CHART]

Broadcasting,Entertainment & Leisure        6.7%
Chemicals                                   3.3%
Consumer Products                           4.3%
Diversified/Conglomerate                   14.5%
Healthcare/Drugs/Hospital Supplies          9.4%
Insurance                                   7.6%
Oil-International                           7.9%
Retail                                      3.5%
Technology                                 12.7%
Telephone/Communications                    3.8%
Other                                      26.3%

                            INVESTMENT BREAKDOWN*++

             [CHART]

Repurchase Agreement          6.8%
U.S. Government Obligation    6.0%
Common Stock                 87.2%

* These holdings are as of December 31, 2001 and are subject to change. + As a percentage of total common stock.
++As a percentage of total investments.


  5 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain      Total
Year Ended               of Year  of Year Dividends Distributions  Returns/(1)/+
--------------------------------------------------------------------------------
12/31/01                 $14.55   $13.69    $0.08       $0.29         (3.44)%
-------------------------------------------------------------------------------
12/31/00                  15.73    14.55     0.15        1.15          0.73
-------------------------------------------------------------------------------
12/31/99                  15.31    15.73     0.14        1.67         15.08
-------------------------------------------------------------------------------
12/31/98                  13.92    15.31     0.18        1.23         20.45
-------------------------------------------------------------------------------
12/31/97                  12.85    13.92     0.20        2.09         26.29
-------------------------------------------------------------------------------
12/31/96                  11.90    12.85     0.19        1.14         19.25
-------------------------------------------------------------------------------
12/31/95                  10.15    11.90     0.20        1.00         29.26
-------------------------------------------------------------------------------
12/31/94                  11.01    10.15     0.18        0.60         (0.77)
-------------------------------------------------------------------------------
12/31/93                  10.66    11.01     0.16        0.36          8.13
-------------------------------------------------------------------------------
12/31/92                  10.26    10.66     0.15        0.09          6.29
-------------------------------------------------------------------------------
Total                                       $1.63       $9.62
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
-------------------------------------------------------------------------------
12/31/01                $14.47   $13.58    $0.00       $0.29         (4.20)%
------------------------------------------------------------------------------
12/31/00                 15.66    14.47     0.03        1.15         (0.12)
------------------------------------------------------------------------------
12/31/99                 15.26    15.66     0.02        1.67         14.19
------------------------------------------------------------------------------
12/31/98                 13.88    15.26     0.06        1.23         19.52
------------------------------------------------------------------------------
12/31/97                 12.81    13.88     0.06        2.09         25.31
------------------------------------------------------------------------------
12/31/96                 11.88    12.81     0.09        1.14         18.29
------------------------------------------------------------------------------
12/31/95                 10.14    11.88     0.11        1.00         28.29
------------------------------------------------------------------------------
12/31/94                 11.00    10.14     0.10        0.60         (1.53)
------------------------------------------------------------------------------
12/31/93                 10.65    11.00     0.08        0.36          7.38
------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55    10.65     0.16        0.09          3.28++
------------------------------------------------------------------------------
Total                                      $0.71       $9.62
------------------------------------------------------------------------------


  6 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
-------------------------------------------------------------------------------
12/31/01                $14.47   $13.58    $0.00       $0.29         (4.20)%
------------------------------------------------------------------------------
12/31/00                 15.65    14.47     0.03        1.15         (0.07)
------------------------------------------------------------------------------
12/31/99                 15.26    15.65     0.02        1.67         14.12
------------------------------------------------------------------------------
12/31/98                 13.88    15.26     0.06        1.23         19.52
------------------------------------------------------------------------------
12/31/97                 12.81    13.88     0.06        2.09         25.31
------------------------------------------------------------------------------
12/31/96                 11.88    12.81     0.10        1.14         18.34
------------------------------------------------------------------------------
12/31/95                 10.14    11.88     0.11        1.00         28.29
------------------------------------------------------------------------------
12/31/94                 11.00    10.14     0.11        0.60         (1.41)
------------------------------------------------------------------------------
Inception* -- 12/31/93   10.99    11.00     0.08        0.36          4.09++
------------------------------------------------------------------------------
Total                                      $0.57       $9.53
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
-------------------------------------------------------------------------------
12/31/01                $14.52   $13.67    $0.12       $0.29         (3.07)%
------------------------------------------------------------------------------
12/31/00                 15.69    14.52     0.20        1.15          1.07
------------------------------------------------------------------------------
12/31/99                 15.28    15.69     0.20        1.67         15.40
------------------------------------------------------------------------------
12/31/98                 13.93    15.28     0.29        1.23         20.93
------------------------------------------------------------------------------
12/31/97                 12.86    13.93     0.25        2.09         26.70
------------------------------------------------------------------------------
Inception* -- 12/31/96   12.10    12.86     0.22        1.14         17.65++
------------------------------------------------------------------------------
Total                                      $1.28       $7.57
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
-------------------------------------------------------------------------------
12/31/01                $14.54   $13.68    $0.12       $0.29         (3.14)%
------------------------------------------------------------------------------
12/31/00                 15.71    14.54     0.20        1.15          1.07
------------------------------------------------------------------------------
12/31/99                 15.29    15.71     0.20        1.67         15.46
------------------------------------------------------------------------------
12/31/98                 13.94    15.29     0.29        1.23         20.91
------------------------------------------------------------------------------
12/31/97                 12.87    13.94     0.26        2.09         26.72
------------------------------------------------------------------------------
12/31/96                 11.91    12.87     0.23        1.14         19.66
------------------------------------------------------------------------------
12/31/95                 10.16    11.91     0.23        1.00         29.52
------------------------------------------------------------------------------
12/31/94                 11.02    10.16     0.22        0.60         (0.41)
------------------------------------------------------------------------------
12/31/93                 10.66    11.02     0.18        0.36          8.47
------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55    10.66     0.16        0.09          3.38++
------------------------------------------------------------------------------
Total                                      $2.09       $9.62
------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


  7 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+

                                     Without Sales Charges/(1)/
                            --------------------------------------------
                            Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------
Year Ended 12/31/01          (3.44)%  (4.20)%  (4.20)%  (3.07)%  (3.14)%
------------------------------------------------------------------------
Five Years Ended 12/31/01    11.23    10.35    10.35    11.61    11.61
------------------------------------------------------------------------
Ten Years Ended 12/31/01     11.59      N/A      N/A      N/A      N/A
------------------------------------------------------------------------
Inception* through 12/31/01  11.95    11.52    11.08    12.78    12.75
------------------------------------------------------------------------
                                      With Sales Charges/(2)/
                            --------------------------------------------
                            Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------
Year Ended 12/31/01          (8.29)%  (8.89)%  (6.11)%  (3.07)%  (3.14)%
------------------------------------------------------------------------
Five Years Ended 12/31/01    10.09    10.22    10.13    11.61    11.61
------------------------------------------------------------------------
Ten Years Ended 12/31/01     11.02      N/A      N/A      N/A      N/A
------------------------------------------------------------------------
Inception* through 12/31/01  11.77    11.52    10.96    12.78    12.75
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                          Without Sales Charges/(1)/
--------------------------------------------------------------------
Class A (12/31/91 through 12/31/01)               199.32%
-------------------------------------------------------------------
Class B (Inception* through 12/31/01)             171.18
-------------------------------------------------------------------
Class L (Inception* through 12/31/01)             154.92
-------------------------------------------------------------------
Class Y (Inception* through 12/31/01)             103.79
-------------------------------------------------------------------
Class Z (Inception* through 12/31/01)             199.77
-------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


  8 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Growth of $10,000 Invested in Class A Shares of the
Smith Barney Appreciation Fund Inc. vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        December 1991 -- December 2001

[CHART]


                Dec 91   Dec 92   Dec 93   Dec 94   Dec 95   Dec 96   Dec 97   Dec 98   Dec 99   Dec 00   Dec 01
                -----    -----    ------   ------   ------   ------   ------   ------   ------   ------   ------

Appreciation    9,500   10,098    10,919   10,835   14,004   16,700   21,091   25,404   29,234   29,448   28,436

S&P 500        10,000   10,108    11,124   11,270   15,501   19,058   25,415   32,719   39,601   35,996   31,721


+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1991, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

  9 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001



   SHARES                        SECURITY                         VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 87.2%
Auto: Parts and Accessories -- 0.8%
   3,000,000 Delphi Automotive Systems Corp.                  $   40,980,000
----------------------------------------------------------------------------
Banking -- 1.6%
     900,000 Bank One Corp.                                       35,145,000
   1,000,000 Wells Fargo & Co.                                    43,450,000
----------------------------------------------------------------------------
                                                                  78,595,000
----------------------------------------------------------------------------
Basic Materials -- 0.9%
   1,000,000 Alcoa Inc.                                           35,550,000
     200,000 International Paper Co.                               8,070,000
----------------------------------------------------------------------------
                                                                  43,620,000
----------------------------------------------------------------------------
Beverage, Food and Tobacco -- 2.8%
     800,000 The Coca-Cola Co.                                    37,720,000
   1,100,000 H. J. Heinz Co.                                      45,232,000
     800,000 PepsiCo Inc.                                         38,952,000
     350,000 Wm. Wrigley Jr., Co.                                 17,979,500
----------------------------------------------------------------------------
                                                                 139,883,500
----------------------------------------------------------------------------
Broadcasting, Entertainment and Leisure -- 5.9%
   1,800,000 AOL Time Warner Inc.                                 57,780,000
     600,000 Cablevision Systems -- NY Group, Class A Shares*     28,470,000
     350,000 Cablevision Systems Corp.*                            8,645,000
   1,700,000 Comcast Corp.*                                       61,200,000
     121,275 Dick Clark Productions, Inc.*                         1,154,538
   1,500,000 Liberty Media Corp., Class A Shares*                 21,000,000
   1,100,000 SBS Broadcasting SA*                                 19,910,000
     300,000 Shaw Communications Inc., Class B Shares              6,360,000
   1,200,000 Viacom Inc., Class B Shares*                         52,980,000
   1,500,000 Walt Disney Co.                                      31,080,000
----------------------------------------------------------------------------
                                                                 288,579,538
----------------------------------------------------------------------------
Chemicals -- 2.9%
   1,700,000 The Dow Chemical Co.                                 57,426,000
   1,000,000 PPG Industries, Inc.                                 51,720,000
   2,457,000 Solutia Inc.                                         34,447,140
----------------------------------------------------------------------------
                                                                 143,593,140
----------------------------------------------------------------------------
Consumer Products -- 3.8%
   2,000,000 Gillette Co.                                         66,800,000
   1,400,000 Kimberly-Clark Corp.                                 83,720,000
     450,000 The Procter & Gamble Co.                             35,608,500
----------------------------------------------------------------------------
                                                                 186,128,500
----------------------------------------------------------------------------
Diversified/Conglomerate -- 12.6%
       3,950 Berkshire Hathaway Inc., Class A Shares*            298,620,000
   1,000,000 Canadian Pacific Ltd.                                19,500,000
   3,600,000 General Electric Co.                                144,288,000
     700,000 Minnesota Mining & Manufacturing Co.                 82,747,000
   1,300,000 Tyco International Ltd.                              76,570,000
----------------------------------------------------------------------------
                                                                 621,725,000
----------------------------------------------------------------------------

                      See Notes to Financial Statements.


  10 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



   SHARES                        SECURITY                          VALUE
-----------------------------------------------------------------------------
Electrical Equipment -- 0.6%
     200,000 Emerson Electric Co.                              $   11,420,000
     600,000 Molex Inc., Class A Shares                            16,230,000
-----------------------------------------------------------------------------
                                                                   27,650,000
-----------------------------------------------------------------------------
Financial Services -- 1.8%
     500,000 Household International Inc.                          28,970,000
   1,075,000 Merrill Lynch & Co., Inc.                             56,029,000
     122,750 Prudential Financial, Inc.*                            4,074,072
-----------------------------------------------------------------------------
                                                                   89,073,072
-----------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 8.2%
     200,000 Abgenix, Inc.*                                         6,728,000
     400,000 American Home Products Corp.                          24,544,000
     400,000 Amgen Inc.*                                           22,576,000
     150,000 Applera Corp. -- Applied Biosystems Group              5,890,500
   1,100,000 Bristol-Myers Squibb Co.                              56,100,000
     450,000 Chiron Corp.*                                         19,728,000
     200,000 CuraGen Corp.*                                         4,474,000
     200,000 Eli Lilly & Co.                                       15,708,000
     400,000 Genentech, Inc.*                                      21,700,000
     750,000 Johnson & Johnson                                     44,325,000
     850,000 Merck and Co., Inc.                                   49,980,000
   2,500,000 Pfizer Inc.                                           99,625,000
     500,000 Pharmacia Corp.                                       21,325,000
     300,000 Sybron Dental Specialties, Inc.*                       6,474,000
     134,000 Versicor, Inc.*                                        2,726,900
      50,000 Vertex Pharmaceuticals Inc.*                           1,229,500
-----------------------------------------------------------------------------
                                                                  403,133,900
-----------------------------------------------------------------------------
Hotels and Motels -- 0.2%
     500,000 Fairmont Hotels & Resorts Inc.                        11,950,000
-----------------------------------------------------------------------------
Insurance -- 6.6%
   1,400,000 American International Group, Inc.                   111,160,000
   1,300,000 Chubb Corp.                                           89,700,000
     500,000 Metlife, Inc.                                         15,840,000
     250,000 The PMI Group, Inc.                                   16,752,500
     550,000 Radian Group Inc.                                     23,622,500
   1,600,000 The St. Paul Cos., Inc.                               70,352,000
-----------------------------------------------------------------------------
                                                                  327,427,000
-----------------------------------------------------------------------------
Manufacturing/Building Materials -- 2.3%
     250,000 Deere & Co.                                           10,915,000
     700,000 Dover Corp.                                           25,949,000
   1,000,000 Masco Corp.                                           24,500,000
     300,000 Nucor Corp.                                           15,888,000
   1,400,000 Pall Corp.                                            33,684,000
-----------------------------------------------------------------------------
                                                                  110,936,000
-----------------------------------------------------------------------------
Oil, Gas and Coal/Service/Drilling -- 2.7%
   1,000,000 Conoco Inc.                                           28,300,000
     975,000 Nabors Industries, Inc.*                              33,471,750
   4,100,000 Parker Drilling Co.                                   15,129,000

                      See Notes to Financial Statements.


  11 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



   SHARES                         SECURITY                           VALUE
-------------------------------------------------------------------------------
Oil, Gas and Coal/Service/Drilling -- 2.7% (continued)
     200,000  Phillips Petroleum Co.                             $   12,052,000
     800,000  Schlumberger Ltd.                                      43,960,000
-------------------------------------------------------------------------------
                                                                    132,912,750
-------------------------------------------------------------------------------
Oil - International -- 6.9%
     500,000  Anadarko Petroleum Corp.                               28,425,000
     700,000  BP Amoco PLC                                           32,557,000
   1,200,000  ChevronTexaco Corp.                                   107,532,000
   3,200,000  Exxon Mobil Corp.                                     125,760,000
   1,368,000  PanCanadian Energy Corp.                               35,568,000
     300,000  Suncor Energy, Inc.                                     9,882,000
-------------------------------------------------------------------------------
                                                                    339,724,000
-------------------------------------------------------------------------------
Publishing -- 2.5%
   1,100,000  Dow Jones & Co., Inc.                                  60,203,000
     500,000  Gannett Co., Inc.                                      33,615,000
     800,000  Meredith Corp.                                         28,520,000
-------------------------------------------------------------------------------
                                                                    122,338,000
-------------------------------------------------------------------------------
Real Estate -- 1.5%
   1,249,500  Forest City Enterprises, Inc.                          48,355,650
   1,000,000  The St. Joe Corp.                                      27,750,000
-------------------------------------------------------------------------------
                                                                     76,105,650
-------------------------------------------------------------------------------
Retail -- 3.1%
     250,000  Amazon.com, Inc.*                                       2,705,000
     685,000  Costco Wholesale Corp.*                                30,400,300
     100,000  The Gap, Inc.                                           1,394,000
     550,000  The Home Depot, Inc.                                   28,055,500
   1,200,000  Walgreen Co.                                           40,392,000
     850,000  Wal-Mart Stores, Inc.                                  48,917,500
-------------------------------------------------------------------------------
                                                                    151,864,300
-------------------------------------------------------------------------------
Technology -- 11.0%
     600,000  AVX Corp.                                              14,154,000
     150,000  Check Point Software Technologies Ltd.*                 5,983,500
     800,000  Cisco Systems, Inc.*                                   14,488,000
     700,000  Dell Computer Corp.*                                   19,026,000
     326,295  eChapman Inc.*                                            606,909
     500,000  First Data Corp.                                       39,225,000
   2,200,000  Intel Corp.                                            69,190,000
     700,000  International Business Machines Corp.                  84,672,000
   2,500,000  Lucent Technologies Inc.                               15,725,000
   2,000,000  Maxtor Corp.*                                          12,680,000
     800,000  Mettler-Toledo International Inc.*                     41,480,000
   2,000,000  Microsoft Corp.*                                      132,500,000
   1,500,000  Motorola, Inc.                                         22,530,000
     400,000  RSA Security Inc.*                                      6,984,000
     800,000  SanDisk Corp.*                                         11,520,000
     100,000  ScanSoft, Inc.*                                           430,000
   1,000,000  Sybase, Inc.*                                          15,760,000

                      See Notes to Financial Statements.


  12 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



   SHARES                                             SECURITY                                              VALUE
----------------------------------------------------------------------------------------------------------------------
Technology -- 11.0% (continued)
     900,000 Texas Instruments Inc.                                                                     $   25,200,000
     600,000 Vishay Intertechnology, Inc.*                                                                  11,700,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                           543,854,409
----------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 3.3%
     300,000 Amdocs Ltd*                                                                                    10,191,000
     500,000 Arbitron Inc.*                                                                                 17,075,000
   1,500,000 Corning Inc.                                                                                   13,380,000
   2,000,000 SBC Communications Inc.                                                                        78,340,000
     500,000 Verizon Communications Inc.                                                                    23,730,000
   1,500,000 WorldCom, Inc. -- WorldCom Group*                                                              21,120,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                           163,836,000
----------------------------------------------------------------------------------------------------------------------
Transportation -- 1.5%
     650,000 Florida East Coast Industries, Inc.                                                            15,047,500
     231,033 Florida East Coast Industries, Inc., Class B Shares                                             4,828,590
   1,025,000 United Parcel Service, Inc.                                                                    55,862,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            75,738,590
----------------------------------------------------------------------------------------------------------------------
Utilities -- 2.3%
     500,000 Allegheny Energy Inc.                                                                          18,110,000
     300,000 Ameren Corp.                                                                                   12,690,000
     600,000 American Electric Power Co., Inc.                                                              26,118,000
     152,500 CH Energy Group, Inc.                                                                           6,629,175
   1,000,000 TXU Corp.                                                                                      47,150,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                           110,697,175
----------------------------------------------------------------------------------------------------------------------
Waste Disposal -- 1.4%
     400,000 Republic Services, Inc.*                                                                        7,988,000
   1,900,000 Waste Management, Inc.                                                                         60,629,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            68,617,000
----------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,132,642,891)                                                                    4,298,962,524
----------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                             SECURITY                                              VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 6.0%
$300,000,000 U.S. Treasury Bills, yield to maturity 1.830% due 2/28/02 (Cost -- $299,115,500)              299,115,500
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
 333,663,000 Goldman Sachs & Co., 1.680% due 1/2/02; Proceeds at maturity -- $333,694,142;
               (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Strips, 0.000% to 14.250%
               due 1/10/02 to 8/15/27; Market value -- $342,001,286) (Cost -- $333,663,000)                333,663,000
----------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,765,421,391**)                                                                 $4,931,741,024
----------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  13 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                DECEMBER 31, 2001


ASSETS:
   Investments, at value (Cost -- $3,765,421,391)                $4,931,741,024
   Cash                                                                     157
   Receivable for securities sold                                    57,282,548
   Dividends and interest receivable                                  5,637,689
   Receivable for Fund shares sold                                    7,969,537
------------------------------------------------------------------------------
   Total Assets                                                   5,002,630,955
------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  46,466,023
   Payable for Fund shares purchased                                  4,051,208
   Investment advisory fee payable                                    1,740,711
   Administration fee payable                                           639,975
   Distribution fees payable                                            437,575
   Accrued expenses                                                     825,018
------------------------------------------------------------------------------
   Total Liabilities                                                 54,160,510
------------------------------------------------------------------------------
Total Net Assets                                                 $4,948,470,445
------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                   $      362,286
   Capital paid in excess of par value                            3,716,096,529
   Undistributed net investment income                                1,554,563
   Accumulated net realized gain from security transactions and
     futures contracts                                               64,138,137
   Net unrealized appreciation of investments and foreign
     currencies                                                   1,166,318,930
------------------------------------------------------------------------------
Total Net Assets                                                 $4,948,470,445
------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                          229,336,950
   ----------------------------------------------------------------------------
   Class B                                                           79,626,061
   ----------------------------------------------------------------------------
   Class L                                                           19,614,954
   ----------------------------------------------------------------------------
   Class Y                                                            6,353,558
   ----------------------------------------------------------------------------
   Class Z                                                           27,354,809
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $13.69
   ----------------------------------------------------------------------------
   Class B *                                                             $13.58
   ----------------------------------------------------------------------------
   Class L **                                                            $13.58
   ----------------------------------------------------------------------------
   Class Y (and redemption price)                                        $13.67
   ----------------------------------------------------------------------------
   Class Z (and redemption price)                                        $13.68
   ----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per
     share)                                                              $14.41
   ----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per
     share)                                                              $13.72
------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  14 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
   Dividends                                                      $   50,569,541
   Interest                                                           27,889,342
   Less: Foreign withholding tax                                        (234,833)
------------------------------------------------------------------------------
   Total Investment Income                                            78,224,050
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                         21,504,825
   Investment advisory fee (Note 2)                                   20,474,966
   Administration fee (Note 2)                                         7,526,443
   Shareholder and system servicing fees                               4,629,869
   Shareholder communications                                            550,327
   Custody                                                               176,742
   Registration fees                                                      73,885
   Audit and legal                                                        57,551
   Directors' fees                                                        57,473
   Other                                                                  10,103
------------------------------------------------------------------------------
   Total Expenses                                                     55,062,184
------------------------------------------------------------------------------
Net Investment Income                                                 23,161,866
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          90,508,094
     Futures contracts                                               (17,194,519)
------------------------------------------------------------------------------
   Net Realized Gain                                                  73,313,575
------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and
     Foreign Currencies:
     Beginning of year                                             1,449,506,150
     End of year                                                   1,166,318,930
------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (283,187,220)
------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign
  Currencies                                                        (209,873,645)
------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (186,711,779)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  15 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED DECEMBER 31,


                                                     2001            2000
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                        $   23,161,866  $    41,273,752
   Net realized gain                                73,313,575      289,979,516
   Decrease in net unrealized appreciation        (283,187,220)    (310,897,131)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                   (186,711,779)      20,356,137
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                           (21,644,708)     (41,911,453)
   Net realized gains                             (100,906,031)    (386,569,038)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions
     to Shareholders                              (122,550,739)    (428,480,491)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                978,094,352    1,760,367,458
   Net asset value of shares issued for
     reinvestment of dividends                     114,462,826      402,217,349
   Cost of shares reacquired                      (881,255,797)  (2,317,025,224)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                            211,301,381     (154,440,417)
-------------------------------------------------------------------------------
Decrease in Net Assets                             (97,961,137)    (562,564,771)

NET ASSETS:
   Beginning of year                             5,046,431,582    5,608,996,353
-------------------------------------------------------------------------------
   End of year*                                 $4,948,470,445  $ 5,046,431,582
-------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:                                               $1,554,563          $37,405
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  16 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBFM also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2001, the Fund paid transfer agent fees of $4,218,290 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the


  17 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2001, SSB and its affiliates received brokerage commissions of $196,493.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $5,624,000 and $730,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2001, CDSCs paid to SSB were approximately:

                                    Class B   Class L
-----------------------------------------------------
CDSCs                              $1,350,000 $46,000
-----------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class.

For the year ended December 31, 2001, total Distribution Plan fees were as follows:

                               Class A     Class B    Class L
---------------------------------------------------------------
Distribution Plan Fees        $7,893,629 $11,426,291 $2,184,905
---------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                               $2,945,193,253
------------------------------------------------------
Sales                                    2,612,234,676
------------------------------------------------------

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation          $1,231,821,294
Gross unrealized depreciation             (65,501,661)
------------------------------------------------------
Net unrealized appreciation            $1,166,319,633
------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.


  18 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Fund did not enter into any written call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2001, the Fund did not hold any futures contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Fund from securities loaned for the year ended December 31, 2001 was $409,609.

At December 31, 2001, the Fund did not have any securities on loan.

  19 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

8. Capital Shares

At December 31, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                         Class A       Class B      Class L      Class Y     Class Z
---------------------------------------------------------------------------------------
Total Paid-in Capital $2,289,558,128 $715,750,602 $282,380,554 $77,053,060 $351,716,471
---------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                             Year Ended                    Year Ended
                          December 31, 2001            December 31, 2000
                     --------------------------  -----------------------------
                       Shares        Amount         Shares         Amount
 ------------------------------------------------------------------------------
 Class A
 Shares sold          34,868,215  $ 489,763,147    95,633,601  $ 1,469,320,058
 Shares issued on
  reinvestment         5,564,254     78,842,578    17,457,959      262,154,152
 Shares reacquired   (31,797,402)  (446,384,725) (103,817,781)  (1,592,384,671)
 ------------------------------------------------------------------------------
 Net Increase          8,635,067  $ 122,221,000     9,273,779  $   139,089,539
 ------------------------------------------------------------------------------
 Class B
 Shares sold          14,700,181  $ 201,277,801    12,732,953  $   192,898,501
 Shares issued on
  reinvestment         1,608,773     22,764,135     7,013,899      104,650,199
 Shares reacquired   (26,838,455)  (372,660,378)  (41,714,631)    (633,012,715)
 ------------------------------------------------------------------------------
 Net Decrease        (10,529,501) $(148,618,442)  (21,967,779) $  (335,464,015)
 ------------------------------------------------------------------------------
 Class L
 Shares sold           8,458,365  $ 115,851,360     4,560,148  $    68,878,365
 Shares issued on
  reinvestment           310,068      4,384,361       893,767       13,318,020
 Shares reacquired    (2,262,277)   (30,969,914)   (2,661,693)     (40,188,490)
 ------------------------------------------------------------------------------
 Net Increase          6,506,156  $  89,265,807     2,792,222  $    42,007,895
 ------------------------------------------------------------------------------
 Class Y
 Shares sold             267,108  $   3,714,927       481,964  $     7,212,336
 Shares issued on
  reinvestment                --             --            --               --
 Shares reacquired       (33,330)      (487,170)     (666,446)     (10,398,150)
 ------------------------------------------------------------------------------
 Net Increase
  (Decrease)             233,778  $   3,227,757      (184,482) $    (3,185,814)
 ------------------------------------------------------------------------------
 Class Z
 Shares sold          11,726,462  $ 167,487,117     1,442,743  $    22,058,198
 Shares issued on
  reinvestment           601,675      8,471,752     1,471,441       22,094,978
 Shares reacquired    (2,238,169)   (30,753,610)   (2,687,767)     (41,041,198)
 ------------------------------------------------------------------------------
 Net Increase         10,089,968  $ 145,205,259       226,417  $     3,111,978
 ------------------------------------------------------------------------------

  20 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/    1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 14.55   $ 15.73   $ 15.31   $ 13.92   $ 12.85
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.10      0.16      0.15      0.18      0.19
 Net realized and unrealized gain (loss)   (0.59)    (0.04)     2.08      2.62      3.17
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.49)     0.12      2.23      2.80      3.36
--------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.08)    (0.15)    (0.14)    (0.18)    (0.20)
 Net realized gains                        (0.29)    (1.15)    (1.67)    (1.23)    (2.09)
--------------------------------------------------------------------------------------
Total Distributions                        (0.37)    (1.30)    (1.81)    (1.41)    (2.29)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 13.69   $ 14.55   $ 15.73   $ 15.31   $ 13.92
--------------------------------------------------------------------------------------
Total Return                               (3.44)%    0.73%    15.08%    20.45%    26.29%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $3,140    $3,212    $3,326    $2,959    $2,526
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.92%     0.90%     0.92%     0.95%     0.95%
 Net investment income                      0.68      1.02      0.96      1.23      1.47
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                       62%       61%       71%       63%       57%
--------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

  21 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                           2001/(1)/   2000/(1)/  1999/(1)/ 1998/(1)/     1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $   14.47   $  15.66   $  15.26  $  13.88  $  12.81
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.02)      0.03       0.03      0.06      0.07
 Net realized and unrealized gain (loss)     (0.58)     (0.04)      2.06      2.61      3.15
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.60)     (0.01)      2.09      2.67      3.22
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --      (0.03)     (0.02)    (0.06)    (0.06)
 Net realized gains                          (0.29)     (1.15)     (1.67)    (1.23)    (2.09)
---------------------------------------------------------------------------------------------
Total Distributions                          (0.29)     (1.18)     (1.69)    (1.29)    (2.15)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.58     $14.47     $15.66    $15.26    $13.88
---------------------------------------------------------------------------------------------
Total Return                                 (4.20)%    (0.12)%    14.19%    19.52%    25.31%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $1,081     $1,305     $1,755    $1,553    $1,410
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.76%      1.69%      1.70%     1.73%     1.73%
 Net investment income (loss)                (0.17)      0.23       0.17      0.44      0.68
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         62%        61%        71%       63%       57%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

  22 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2001/(1)/   2000/(1)/   1999/(1)/  1998/(1)(2)/     1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $14.47      $15.65      $15.26        $13.88   $12.81
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.02)       0.03        0.03          0.06     0.09
 Net realized and unrealized gain (loss)     (0.58)      (0.03)       2.05          2.61     3.13
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.60)         --        2.08          2.67     3.22
--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --       (0.03)      (0.02)        (0.06)   (0.06)
 Net realized gains                          (0.29)      (1.15)      (1.67)        (1.23)   (2.09)
--------------------------------------------------------------------------------------------------
Total Distributions                          (0.29)      (1.18)      (1.69)        (1.29)   (2.15)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.58      $14.47      $15.65        $15.26   $13.88
--------------------------------------------------------------------------------------------------
Total Return                                 (4.20)%     (0.07)%     14.12%        19.52%   25.31%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $266,394    $189,725    $161,491       $83,215  $47,872
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.72%       1.72%       1.71%         1.73%    1.73%
 Net investment income (loss)                (0.13)       0.20        0.18          0.44     0.68
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         62%         61%         71%           63%      57%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998 Class C shares were renamed Class L shares.

  23 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                           2001/(1)/   2000/(1)/  1999/(1)/  1998/(1)/  1997/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $14.52      $15.69     $15.28     $13.93     $12.86
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.14        0.20       0.21       0.24       0.27
 Net realized and unrealized gain (loss)     (0.58)      (0.02)      2.07       2.63       3.14
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.44)       0.18       2.28       2.87       3.41
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.12)      (0.20)     (0.20)     (0.29)     (0.25)
 Net realized gains                          (0.29)      (1.15)     (1.67)     (1.23)     (2.09)
------------------------------------------------------------------------------------------------
Total Distributions                          (0.41)      (1.35)     (1.87)     (1.52)     (2.34)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.67      $14.52     $15.69     $15.28     $13.93
------------------------------------------------------------------------------------------------
Total Return                                 (3.07)%      1.07%     15.40%     20.93%     26.70%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $86,823     $88,870    $98,920    $87,041    $56,302
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.58%       0.58%      0.57%      0.59%      0.59%
 Net investment income                        1.02        1.34       1.30       1.59       1.79
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         62%         61%        71%        63%        57%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

  24 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                           2001/(1)/   2000/(1)/  1999/(1)/  1998/(1)/       1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $14.54      $15.71     $15.29     $13.94     $12.87
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.14        0.20       0.21       0.24       0.24
 Net realized and unrealized gain (loss)     (0.59)      (0.02)      2.08       2.63       3.18
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.45)       0.18       2.29       2.87       3.42
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.12)      (0.20)     (0.20)     (0.29)     (0.26)
 Net realized gains                          (0.29)      (1.15)     (1.67)     (1.23)     (2.09)
------------------------------------------------------------------------------------------------
Total Distributions                          (0.41)      (1.35)     (1.87)     (1.52)     (2.35)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.68      $14.54     $15.71     $15.29     $13.94
------------------------------------------------------------------------------------------------
Total Return                                 (3.14)%      1.07%     15.46%     20.91%     26.72%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $374,267    $251,017   $267,640   $243,609   $194,070
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.59%       0.58%      0.58%      0.59%      0.59%
 Net investment income                        1.03        1.34       1.30       1.59       1.82
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         62%         61%        71%        63%        57%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

    . A corporate dividends received deduction of 93.58%.

    . Total long-term capital gain distributions paid of $90,023,076.

A total of 0.36% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

  25 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of the Smith Barney Appreciation Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Appreciation Fund Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

New York, New York
February 8, 2002

  26 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the Smith Barney Appreciation Fund Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the applicable transfer agent (Primerica Shareholders Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                                      Number of Investment
                                          Term of Office*                                  Companies
                         Position(s) Held  and Length of    Principal Occupation(s)     in Fund Complex    Other Directorships
Name, Address and Age       with Fund       Time Served     During Past Five Years    Overseen by Director  Held by Director
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Herbert Barg                 Director          Since      Retired                              16                  N/A
1460 Drayton Lane                               1995
Wynnewood, PA 19096
Age 78

Dwight B. Crane              Director          Since      Professor--Harvard Business          23                  N/A
Harvard Business School                         1995      School; Self-Employed
Soldiers Field                                            Consultant; Director of
Morgan Hall #375                                          Vendquest, Inc.; Customer
Boston, MA 02163                                          Dialogue Systems, Inc.;
Age 64                                                    Microforum, Inc.

Burt N. Dorsett              Director          Since      President--Dorsett McCabe            11                  N/A
201 East 62nd Street                            1973      Capital Management Inc.;
Apt. 3C                                                   Chief Investment
New York, NY 10021                                        Officer--Leeb Capital
Age 71                                                    Management, Inc.
                                                          1999-Present; Director of
                                                          Research Corporation
                                                          Technologies

Elliot S. Jaffe              Director          Since      Chairman & Chief Executive           11          The Dress Barn Inc.;
The Dress Barn Inc.                             1988      Officer of The Dress Barn                        Zweig Total Return
Executive Office                                          Inc.                                             Fund; Zweig Fund,
30 Dunnigan Drive                                                                                          Inc.
Suffern, NY 10901
Age 75

Stephen E. Kaufman           Director          Since      Attorney                             13                  N/A
Stephen E. Kaufman PC                           1995
277 Park Avenue, 47th Fl
New York, New York
Age 70

Joseph J. McCann             Director          Since      Retired                              11                  N/A
200 Oak Park Place                              1995
Suite One Pittsburgh, PA
15243
Age 71

Cornelius C. Rose, Jr.       Director          Since      Chief Executive                      11                  N/A
8 McGee Road                                    1973      Officer--Performance
Woodstock, NY 12498                                       Learning Systems;
Age 69                                                    President--Rose Associates;
                                                          Director of UVTI

  27 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

                                                                                           Number of Investment
                                           Term of Office*     Principal Occupation(s)          Companies
Name, Address and         Position(s) Held  and Length of            During Past             in Fund Complex    Other Directorships
Age                          with Fund       Time Served             Five Years            Overseen by Director  Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors:
Alfred Bianchetti **       Director             Since      Retired; Member of                       11                  N/A
19 Circle End Drive                              1995      Advisory Board--Catholic Big
Ramsey, NJ 07446                                           Brothers
Age 79

Heath B. McLendon          Director/            Since      Managing Director of Salomon             74                  N/A
Salomon Smith              Chairman              1984      Smith Barney Inc. ("SSB");
Barney Inc.                                                President and Director of Smith
125 Broad Street,                                          Barney Fund Management LLC
9th Floor New                                              ("SBFM") and Travelers
York, NY 10004                                             Investment Adviser, Inc
Age 68                                                     ("TIA");
                                                           Director of The Travelers
                                                           Investment Management
                                                           Company

 * Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.
** Mr. Bianchetti is a director who is an "interested person" of the Company as defined in the 1940 Act because his son-in-law is an officer of an SBFM affiliate.

Officers:
Lewis E. Daidone           Senior Vice          Since      Managing Director of SSB;               N/A                  N/A
Salomon Smith              President and        1995       Director and Senior Vice
Barney Inc.                Treasurer                       President of SBFM and TIA
125 Broad Street,
11th Floor
New York, NY 10004
Age 44

Paul A. Brook              Controller           Since      Director of SSB;                        N/A                  N/A
Salomon Smith                                   1998       Managing Director--
Barney Inc.                                                AMT Capital 1997-1998; Prior
125 Broad Street,                                          to 1997,
9th Floor                                                  Partner--Ernst & Young LLP
New York, NY 10004
Age 48

Christina T. Sydor         Secretary            Since      Managing Director of SSB;               N/A                  N/A
Salomon Smith                                   1995       General Counsel and Secretary
Barney Inc.                                                of SBFM and TIA
300 First Stamford
Place
Stamford, CT 06902
Age 51

Harry D. Cohen             Vice President       Since      Managing Director of SSB;               N/A                  N/A
Salomon Smith              and Investment       1980       Investment Officer of SBFM
Barney Inc.                Officer
333 West 34th Street
New York, NY 10001
Age 61

Scott Glasser              Vice President       Since      Managing Director of SSB;               N/A                  N/A
Salomon Smith Barney Inc.  and Investment       1996       Investment Officer of SBFM
333 West 34th Street       Officer
New York, NY 10001
Age 36

  28 Smith Barney Appreciation Fund Inc. | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                            APPRECIATION FUND INC.




DIRECTORS                   INVESTMENT ADVISER
Herbert Barg                AND ADMINISTRATOR
Alfred J. Bianchetti        Smith Barney Fund Management LLC
Martin Brody
Dwight B. Crane             DISTRIBUTORS
Burt N. Dorsett             Salomon Smith Barney Inc.
Elliot S. Jaffe             PFS Distributors, Inc.
Stephen E. Kaufman
Joseph J. McCann            CUSTODIAN
Heath B. McLendon, Chairman State Street Bank and
Cornelius C. Rose, Jr.        Trust Company

James J. Crisona, Emeritus  TRANSFER AGENT
                            Travelers Bank & Trust, fsb.
OFFICERS                    125 Broad Street, 11th Floor
Heath B. McLendon           New York, New York 10004
President and
Chief Executive Officer     SUB-TRANSFER AGENT
                            PFPC Global Fund Services
Lewis E. Daidone            P.O. Box 9699
Senior Vice President       Providence, Rhode Island
and Treasurer               02940-9699

Harry D. Cohen
Vice President and
Investment Officer

Scott K. Glasser
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

   Smith Barney Appreciation Fund Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY APPRECIATION FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0312 2/02